Acquisition of remaining interest in the Rosemont project (Schedule of detailed information about consideration paid) (Details) - Agreement with United Copper & Moly LLC ("UCM") [Member] - Rosemont Project [Member]
$ in Thousands
Apr. 25, 2019 USD ($)
Disclosure of detailed information about business combination [line items]
Cash	$ 45,000
Present value of future cash installments	23,557
Total consideration	$ 68,557